Supplement dated November 28, 2023
to the Statement of Additional Information (SAI) of the following funds (the "Funds"):
Fund	SAI Dated
Wanger Advisors Trust
Wanger Acorn	5/1/2023
Wanger International	5/1/2023
Effective immediately, the following changes are hereby made to the Funds' SAI:
The fifth paragraph under the heading "Investment Advisory and Other Services" section is hereby superseded and replaced with the following:
Specifically, pursuant to such arrangements, certain Fund portfolio managers are employees of Columbia Management or Threadneedle and certain investment personnel of the Investment Manager may serve as portfolio managers of other Columbia Funds advised by Columbia Management. The Funds pay no additional fees or expenses as in connection with such arrangements.
The information in the table under the heading "Investment Advisory and Other Services - Portfolio Managers" is hereby replaced for Wanger International with the following:
Portfolio Manager	Fund
Simon Haines	Wanger International
Charlotte Friedrichs	Wanger International
Nitisha Bosamia	Wanger International
The rest of the section remains the same.
The information under the heading "Investment Advisory and Other Services - Performance Benchmarks" is hereby revised for Wanger International with the following:
Portfolio Manager	Performance Benchmarks
Simon Haines (Wanger International)	MSCI ACWI ex USA Small Cap Growth Index (Net) (primary benchmark) and MSCI ACWI ex USA Small Cap Index (Net) (secondary benchmark)
Charlotte Friedrichs (Wanger International)	MSCI ACWI ex USA Small Cap Growth Index (Net) (primary benchmark) and MSCI ACWI ex USA Small Cap Index (Net) (secondary benchmark)
Nitisha Bosamia (Wanger International)	MSCI ACWI ex USA Small Cap Growth Index (Net) (primary benchmark) and MSCI ACWI ex USA Small Cap Index (Net) (secondary benchmark)
The information in the table under "Investment Advisory and Other Services - Other Accounts Managed by the Portfolio Managers as of December 31, 2022" is replaced for Wanger International with the following:
Other Accounts Managed (excluding the Fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets (excluding the fund)	Performance Based Accounts	Ownership of Fund Shares
Information is as of December 31, 2022, unless otherwise noted
Wanger International	Simon Haines#	4 Other Accounts	$149.58 million	1 Other ($56.72 million)	None ##
	Nitisha Bosamia#	1 PIV 4 Other Accounts	$79.49 million $168.78 million	None	None ##
	Charlotte Friedrichs#	1 PIV 5 Other Accounts	$1.66 billion $514.21 million	1 Other ($271.78 million)	None ##

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*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
#	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of October 31, 2023.
##
The Fund is available for sale only in the U.S. The portfolio manager does not reside in the U.S. and therefore does not hold any shares of the Fund.
The rest of the section remains the same.
The paragraph under the heading "Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest - Soft Dollars Benefits" is hereby superseded and replaced with the following:
Soft Dollar Benefits
Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Investment Manager may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund. It is possible that the Investment Manager or an investment subadviser subject to the recent revisions to the EU’s Markets in Financial Instruments Directive (MiFID II) will cause a Fund to pay for research services with soft dollars in circumstances where it may not use soft dollars with respect to other advised/managed funds or accounts, although those other advised/managed funds or accounts might nonetheless benefit from those research services.
The rest of the section remains the same.
The following is hereby added as the fifth paragraph under the heading "Brokerage Allocation and Other Practices":
Investment managers subject to MiFID II may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources, or from a separate, dedicated account paid for with client funds with client permission (or a combination of these methods). MiFID II limits the use of soft dollars by investment subadvisers located in the European Union and in certain circumstances may result in the Investment Manager reducing the use of soft dollars with respect to certain groups of clients, which may or may not include the Funds.
The nineteenth through twenty-first paragraphs under the heading "Brokerage Allocation and Other Practices" are hereby superseded and replaced by the following:
As the Investment Manager seeks to enhance its investment capabilities and services to its clients, including the Funds, the Investment Manager may engage certain of its investment advisory affiliates (Participating Affiliates) around the world to provide a variety of services. For example, the Investment Manager may engage Participating Affiliates and their personnel to provide (jointly or in coordination with the Investment Manager) services relating to client relations, investment monitoring, account administration, trading and discretionary investment management (including portfolio management and risk management) to certain accounts the Investment Manager manages, including the Funds, other pooled vehicles and separately managed accounts. In some circumstances, a Participating Affiliate may delegate responsibility for providing those services to another Participating Affiliate. In addition, the Investment Manager may provide certain similar services to its Participating Affiliates for accounts they manage.
The Investment Manager believes that harnessing the collective expertise of the firm and its Participating Affiliates will benefit its clients. In this regard, the Investment Manager has certain portfolio management and client servicing teams at both the firm and at Participating Affiliates (through other intercompany arrangements) operating jointly to provide a better client experience. These joint teams use expanded and shared capabilities, including the sharing of research and other information by investment personnel (e.g., portfolio managers and analysts) relating to economic perspectives, market analysis and equity securities analysis.
Participating Affiliates may provide certain advisory and trading-related services to certain of the Investment Manager’s accounts, including the Funds. The Investment Manager may also provide similar services to certain accounts of Participating Affiliates. The Investment Manager believes that local trading in certain local markets will benefit its clients, including the Funds. However, such services may result in potential conflicts of interest to such accounts.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7951-0001_(11/23)
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